                                                                    Exhibit 10.8


                               SECURITY AGREEMENT
                               ------------------

         SECURITY AGREEMENT (as amended, supplemented, restated or otherwise modified from time to time, this "Agreement"), dated as of November 9, 2001,
                                  ---------
made by APPLETON PAPERS INC., a Delaware corporation ("API"), PAPERWEIGHT
                                                       ---
DEVELOPMENT CORP. ("PDC"), a Wisconsin corporation, NEW APPLETON LLC, a
                    ---
Wisconsin limited liability company ("New Appleton" and, together with API, PDC
                                      ------------
and any of their respective successor(s) and assigns, the "Grantors"), in favor
                                                           --------
of ARJO WIGGINS APPLETON p.l.c., a corporation incorporated in England and Wales with company number 2454830 (the "Secured Party").
                                  -------------

                              W I T N E S S E T H:
                              - - - - - - - - - -

         WHEREAS, pursuant to a Purchase Agreement dated as of July 5, 2001 (the "Purchase Agreement"), PDC and New Appleton have indirectly purchased one
 ------------------
hundred percent (100%) of the outstanding capital stock of API from the Sellers, as defined therein (the "API Purchase"); and
                         ------------

         WHEREAS, in connection with the API Purchase, AWA and the Grantors have entered into that certain Fox River AWA Environmental Indemnity Agreement (the "Indemnity Agreement") dated as of the date hereof; and
 -------------------

         WHEREAS, API acknowledges that it shall receive substantial benefits from the covenants of the Secured Party in the Indemnity Agreement; and

         WHEREAS, it was a condition precedent to the Secured Party's execution and delivery of the Indemnity Agreement that the Grantors agree to execute and deliver this Agreement.

         NOW THEREFORE, in consideration of the premises and mutual covenants contained herein, the parties hereto hereby agree as follows:

                                   ARTICLE I

                                  DEFINITIONS

         SECTION 1.1 Certain Definitions. The following terms (whether or not
                     -------------------
underscored or capitalized) when used in this Agreement, including its preamble and recitals, shall have the following meanings (such definitions to be equally applicable to the singular and plural forms thereof):

         "Agreement" is defined in the preamble.
          ---------                    --------

         "API" is defined in the preamble.
          ---                    --------

         "API Purchase" is defined in the preamble.
          ------------                    --------

         "Assigned Agreements" is defined in Section 2.1.
          -------------------                -----------

         "Basic Documents" of a Person means the certificate of incorporation or
          ---------------
certificate of formation and the bylaws or operating agreement of such Person as amended from time to time.

         "Business Day" means any day, excluding Saturday, Sunday and any other
          ------------
day on which commercial banks in New York, New York or London, England are authorized or required by law to close.

         "Collateral" is defined in Section 2.1.
          ----------                -----------

         "Event of Default" means (i) an Insolvency Event (as defined in the
          ----------------
Indemnity Agreement) has occurred with respect to any Grantor or any other Member of the Buyers' Group (as defined in the Indemnity Agreement), or (ii) any Grantor or any other Member of the Buyers' Group shall have defaulted in the performance of any of its obligations related to the Secured Party's rights to receive Recoveries under the Indemnity Agreement (and such default shall not have been remedied within thirty (30) days after written notice thereof shall have been given by the Secured Party to the defaulting party; provided that such
                                                              --------
notice and cure period shall not apply if any such extended period could reasonably be expected to have a material adverse effect to the Secured Party).

         "Grantors" is defined in the preamble.
          --------                    --------

         "Indemnity Agreement" is defined in the preamble.
          -------------------                    --------

         "Liens" means all liens, claims, charges, security interests, options
          -----
or other legal or equitable encumbrances (other than restrictions on transfer generally arising under the Securities Act or other applicable securities laws).

         "New Appleton" is defined in the preamble.
          ------------                    --------

         "Obligations" means the obligations of a Grantor pursuant to the
          -----------
Indemnity Agreement to remit the Recoveries and the proceeds thereof to Secured Party, whether now existing or hereafter incurred, direct or indirect, absolute or contingent, and due or to become due and to pay amounts pursuant to Section
                                                                       -------
6.2 hereof.
---

         "PDC" is defined in the preamble.
          ---                    --------

         "Person" means any individual, firm, partnership, association, trust,
          ------
corporation, joint venture, unincorporated organization, limited liability company, governmental body or other entity.

         "Purchase Agreement" is defined in the preamble.
          ------------------                    --------

         "Recoveries" is defined in Section 1.4 of the Indemnity Agreement.
          ----------                -----------        -------------------

         "Secured Party" is defined in the preamble.
          -------------

         "Securities Act" means the Securities Act of 1933, as amended, or any
          --------------
similar federal law then in force.

     "U.C.C." means the Uniform Commercial Code as from time to time in effect
      -----
in the State of New York or, with respect to any Collateral located in any state or jurisdiction other than the State of New York, the Uniform Commercial Code as from time to time in effect in such state or jurisdiction.

     SECTION 1.2 Other Definitions. Unless otherwise defined herein or the
                 -----------------
context otherwise requires, terms used in this Agreement, including its preamble and recitals, have the meanings provided in the Indemnity Agreement. In addition, as used herein, the words "include," "includes," and "including" shall be deemed to be followed by the phrase "without limitation."

     SECTION 1.3 U.C.C. Definitions. Unless otherwise defined herein or the
                 ------------------
context otherwise requires, terms for which meanings are provided in the U.C.C. are used in this Agreement, including its preamble and recitals, with such meanings.

                                   ARTICLE II

                                SECURITY INTEREST

     SECTION 2.1 Grant of Security. Each Grantor hereby assigns and pledges to
                 -----------------
the Secured Party, and hereby grants to the Secured Party a security interest in, all of its right, title and interest in and to the following, whether now or hereafter existing or acquired (the "Collateral"):
                                     ----------

          (a) all of such Grantor's right, title and interest in and to the Recoveries (including without limitation those Recoveries constituting "commercial tort claims" as defined in Section 9-102(13) of the U.C.C.);

          (b) all of such Grantor's right, title and interest in and to any and all contracts and agreements (the "Assigned Agreements") to which such
                                        -------------------
     Grantor is a party to the extent giving rise to a right to receive Recoveries, as the Assigned Agreements may be amended, supplemented, restated, replaced or otherwise modified from time to time including (i) all rights of such Grantor to receive moneys due and to become due to the extent constituting Recoveries under or pursuant to the Assigned Agreements, (ii) all rights of such Grantor to receive proceeds of any insurance, indemnity, warranty or guaranty with respect to the Assigned Agreements to the extent the same constitute Recoveries, (iii) all claims of such Grantor for damages arising out of or for breach of a default under the Assigned Agreements to the extent the same constitute Recoveries, and
     (iv) the right of such Grantor to terminate such Assigned Agreements, to perform thereunder and to compel performance and otherwise exercise all remedies thereunder in respect of Recoveries;

          (c) with respect to PDC and New Appleton, all of such Grantor's right, title and interest in and to the PDC Agreement, as the PDC Agreement may be amended, supplemented, restated, replaced or otherwise modified from time to time;

          (d) all books, records, writings, data bases and other information relating to, evidencing or embodying, any of the foregoing in this Section
                                                                        -------
     2.1; and
     ---

          (e) all Proceeds (as defined in the U.C.C.), Supporting Obligations (as defined in the U.C.C.) and products of any and all of the foregoing and all collateral security and guarantees given by any Person with respect to any of the foregoing, to the extent such Proceeds and products have been segregated as required under Section 4.1.2.
                                  -------------

     SECTION 2.2 Security for Obligations. This Agreement secures the prompt
                 ------------------------
payment in full of all Obligations.

     SECTION 2.3 Continuing Security Interest. This Agreement shall create a
                 ----------------------------
continuing first priority security interest in the Collateral and shall:

          (a) remain in full force and effect until the full performance of the Grantors under the Indemnity Agreement, the payment in full in cash of all monetary Secured Obligations and the termination of the Indemnity Agreement;

          (b) be binding upon each Grantor, its successors, transferees and assigns; and

          (c) inure, together with the rights and remedies hereunder, to the benefit of the Secured Party and its successors or assigns.

Upon the full performance of the Grantors under the Indemnity Agreement and the payment in full of all Obligations, the security interest granted herein shall terminate and all rights to the Collateral shall revert to the Grantors. Upon any such termination or release, the Secured Party will, at the Grantors' expense, execute and deliver to the Grantors such documents as the Grantors shall reasonably request to evidence such termination.

     SECTION 2.4 Grantors Remain Liable. Anything herein to the contrary
                 ----------------------
notwithstanding:

          (a) the Grantors shall remain liable under all contracts and agreements included in the Collateral (including the Assigned Agreements and the API Agreement) to the extent set forth therein, and shall perform all of their respective duties and obligations under such contracts and agreements to the same extent as if this Agreement had not been executed;

          (b) the exercise by the Secured Party of any of its rights hereunder shall not release the Grantors from any of their respective duties or obligations under any such contracts or agreements included in the Collateral; and

          (c) the Secured Party shall have no obligation or liability under any such contracts or agreements included in the Collateral by reason of this Security Agreement, nor shall the Secured Party be obligated to perform any of the obligations or duties of the Grantors thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

     SECTION 2.5 Security Interests Absolute. All rights of the Secured Party
                 ---------------------------
and the security interests granted to the Secured Party hereunder, and all obligations of the Grantors hereunder, shall be absolute and unconditional, irrespective of:

          (a) the failure of the Secured Party:

              (i) to assert any claim or demand or to enforce any right or remedy against the Grantors or any other Person under the provisions of the Indemnity Agreement or otherwise, or

              (ii) to exercise any right or remedy against any other guarantor of, or collateral securing, any Obligation (other than in accordance with the Indemnity Agreement);

          (b) any change in the time, manner or place of payment or performance of, or in any other term of, all or any of the Obligations or any other extension, compromise or renewal of any Obligation;

          (c) any reduction, limitation, impairment or termination of any Obligation for any reason (other than in accordance with the Indemnity Agreement), including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to (and the Grantors hereby waive any right to or claim of) any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality, nongenuineness, irregularity, compromise, unenforceability of, or any other event or occurrence affecting, any Obligation or otherwise, subject,
                                                                 -------
     however, to the right of the Grantors to set-off against any Recoveries
     -------
     owing and unpaid by AWA to Grantors under the Indemnity Agreement or that certain Relationship Agreement, dated as of the date hereof, by and among PDC, PDC Capital Corp., Secured Party, Arjo Wiggins (Bermuda) Holdings Limited and Arjo Wiggins Appleton (Bermuda) Limited;

          (d) any amendment to, rescission, waiver, or other modification of, or any consent to departure from, any of the Obligations (other than in accordance with the Indemnity Agreement);

          (e) any addition, exchange, release, surrender or non-perfection of any collateral (including the Collateral), or any amendment to or waiver or release of or addition to or consent to departure from any guaranty, for any of the Obligations (other than in accordance with the Indemnity Agreement); or

          (f) any other circumstances which might otherwise constitute a defense available to, or a legal or equitable discharge of, any Grantor (other than in accordance with the Indemnity Agreement).

                                  ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

     SECTION 3.1 Representations and Warranties. The Grantors, jointly and
                 ------------------------------
severally, represent and warrant to the Secured Party as set forth in this Article.

          SECTION 3.1.1 Location of Collateral. The principal place of business
                        ----------------------
and chief executive office of each Grantor and the office where each Grantor keeps its records, original copies of all of its contracts and agreements is at 825 East Wisconsin Avenue, Appleton, Wisconsin 54911. PDC and API is each duly incorporated and in good standing under the laws of the State of Wisconsin. New Appleton has been duly formed and is a validly existing limited liability company under the laws of the State of Wisconsin.

          SECTION 3.1.2 Ownership, No Liens, etc. The Grantors own the
                        ------------------------
Collateral free and clear of any Lien, except for the security interest created by this Agreement. No effective financing statement or other instrument similar in effect covering all or any part of the Collateral has been signed by the Grantors or is on file in any recording office, except as may have been filed in favor of the Secured Party relating to this Agreement.

          SECTION 3.1.3 Validity, etc. This Agreement creates a valid first
                        -------------
priority security interest in the Collateral, subject to no Liens other than the security interest created by this Agreement, securing the payment and performance of the Obligations, and all filings and other actions necessary or desirable to perfect and protect such security interest have been duly taken.

          SECTION 3.1.4 Authorization, Approval, etc. No authorization, approval
                        ----------------------------
or other action by, and no notice to or filing with, any governmental authority or regulatory body (other than the filing of financing statements in the Uniform Commercial Code filing offices of Delaware and Wisconsin), is required either:

          (a) for the grant by the Grantors of the security interest granted hereby or for the execution, delivery and performance of this Agreement by the Grantors, or

          (b) for the perfection of or the exercise by the Secured Party of its rights and remedies hereunder.

          SECTION 3.1.5 Due Execution, Validity, Etc. Each Grantor has full
                        ----------------------------
power and authority, and holds all requisite governmental licenses, permits and other approvals, to enter into and perform its obligations under this Agreement. The execution, delivery and performance by each Grantor of this Agreement does not contravene or result in a default under such Grantor's Basic Documents or contravene or result in a default under any contractual restriction, Lien or governmental regulation or court decree or order binding on each Grantor. This Security Agreement has been duly executed and delivered on behalf of each Grantor and constitutes the legal, valid and binding obligation of each Grantor enforceable in accordance with its terms.

                                   ARTICLE IV

                                    COVENANTS

     SECTION 4.1   Certain Covenants. The Grantors covenant and agree that, so
                   -----------------
long as any portion of the Obligations shall remain unpaid or unperformed, the Grantors shall, unless the Secured Party shall otherwise consent in writing, perform the obligations set forth in this Section.

          SECTION 4.1.1 Location. Each Grantor shall keep its principal place of
                        --------
business and chief executive office and the office where it keeps its records concerning the Collateral, and originals of all Collateral at the principal place of business and chief executive office of the Grantors; not change its name except upon thirty (30) days' prior written notice to the Secured Party; hold and preserve any records constituting a part of the Collateral; and permit representatives of the Secured Party at any time during normal business hours, upon reasonable notice, to inspect and make abstracts from such records and chattel paper, subject to the obligations of Secured Party under Section 9.2 of the Purchase Agreement.

          SECTION 4.1.2 As to Collateral.
                        ----------------

          (a) Without limitation of the obligations of any Grantor pursuant to the Indemnity Agreement, the Grantors shall (i) maintain a segregated deposit account (the "Segregated Account") with a financial institution reasonably acceptable to the Secured Party, (ii) specify on all invoices and other payment instructions relating to the Collateral that payment is to be made directly to the Segregated Account, (iii) promptly deposit any payments or other monies received in respect of the Collateral in the Segregated Account. The Grantors shall take all actions reasonably requested by the Secured Party to perfect the Secured Party's security interest in the Segregated Account. The Grantors shall not modify in any respect the arrangements relating to the Segregated Account without the prior written approval of the Secured Party.

          (b) Subject to the terms, conditions and limitations of the Indemnity Agreements, the Grantors shall, at their own expense and until the occurrence and during the continuance of an Event of Default, use their best efforts to collect, as and when due, all amounts due with respect to any of the Collateral, including the taking of such action with respect to such collection as the Secured Party may reasonably request or, in the absence of such request, as the Grantors may deem advisable. The Secured Party, however, may, at any time following the occurrence and during the continuance of an Event of Default notify any parties obligated on any of the Collateral to make payment to the Secured Party of any amounts due or to become due thereunder and enforce collection of any of the Collateral by suit or otherwise and surrender, release, or exchange all or any part thereof, or compromise or extend or renew for any period (whether or not longer than the original period) any indebtedness thereunder or evidenced thereby. Upon request of the Secured Party after the occurrence and during the continuance of an Event of Default, the Grantors will, at their own expense, notify any parties obligated on any of the Collateral to make payment to the Secured Party of any amounts due or to become due thereunder.

          (c) After the occurrence and during the continuance of an Event of Default, the Secured Party is authorized to endorse, in the name of the Grantors, any item, howsoever received by the Secured Party, representing any payment on or other proceeds of any of the Collateral.

          SECTION 4.1.3 Transfers and Other Liens. The Grantors shall not:
                        -------------------------

          (a) sell, assign (by operation of law or otherwise) or otherwise dispose of any of the Collateral; or

          (b) create or suffer to exist any Lien upon or with respect to any of the Collateral, except for the security interest created by this Agreement.

          SECTION 4.1.4 Further Assurances, etc. The Grantors agree that, from
                        -----------------------
time to time at their own expense, the Grantors will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary, or that the Secured Party may reasonably request, in order to perfect, preserve and protect any security interest granted or purported to be granted hereby or to enable the Secured Party to exercise and enforce its rights and remedies hereunder with respect to any Collateral. With respect to the foregoing and the grant of the security interest hereunder, the Grantors hereby authorize the Secured Party to file one or more financing or continuation statements, and amendments thereto, for the purpose of perfecting, confirming, continuing, enforcing or protecting the security interest granted by the Grantors and naming a Grantor as debtor and the Secured Party as secured party; provided that such financing and continuation statements, and amendments
--------
thereto, are limited to the Collateral. A carbon, photographic or other reproduction of this Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.

                                    ARTICLE V

                               THE SECURED PARTY

          SECTION 5.1.1 Secured Party Appointed Attorney-in-Fact. Each Grantor
                        ----------------------------------------
hereby irrevocably constitutes and appoints the Secured Party and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Grantor and in the name of such Grantor or in its own name for the purpose of carrying out the terms of this Agreement, to take, upon the occurrence and during the continuance of any Event of Default, any and all appropriate action and to execute any and all documents and instruments that may be necessary or desirable to accomplish the purposes of this Agreement, and, without limiting the generality of the foregoing, such Grantor hereby gives the Secured Party the power and right, on behalf of such Grantor, without notice to or assent by such Grantor, after the occurrence and during the continuance of an Event of Default, to (i) direct any party liable for any payment under any of the Collateral to make payment of any and all moneys due or to become due thereunder directly to the Secured Party or as the Secured Party shall direct;
(ii) ask or demand for, collect, and receive payment of and give receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral; (iii) sign and indorse any assignments, verifications, notices and other documents in connection with any of the Collateral; (iv) commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any portion thereof and to enforce any other right in respect of any Collateral;
(v) defend any suit, action or proceeding brought against the Company with respect to any Collateral; (vi) settle, compromise or adjust any such suit, action or proceeding and, in connection therewith, give such discharges or releases as the Secured Party may deem appropriate; (vii) notify, or require such Grantor to notify, account debtors to make payment directly to the Secured Party and change the post office box number or other address to which such account debtors make payments; and (viii) generally, sell, transfer, pledge, and make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Secured Party were the absolute owner thereof for all purposes, and do, at the Secured Party's option and the Grantors' expense, at any time, or from time to time, all acts and things that the Secured Party deems necessary to protect, preserve or realize upon the Collateral and the Secured Party's security interests therein and to effect the intent of this Agreement, all as fully and effectively as such Grantor might do.

The Grantors hereby acknowledge, consent and agree that the power of attorney granted pursuant to this Section is irrevocable and coupled with an interest.

     SECTION 5.2 Secured Party May Perform. If a Grantor fails to perform any
                 -------------------------
agreement contained herein, the Secured Party may itself perform, or cause performance of, such agreement, and the reasonable expenses of the Secured Party incurred in connection therewith shall be payable by the Grantors pursuant to
Section 6.2.
-----------

     SECTION 5.3 Secured Party Has No Duty. In addition to, and not in
                 -------------------------
limitation of, Section 2.4, the powers conferred on the Secured Party hereunder
               -----------
are solely to protect its interest in the Collateral and shall not impose any duty on it to exercise any such powers. The Secured Party's sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the U.C.C. or otherwise, shall be to deal with it in the same manner as the Secured Party deals with similar property for its own account. Neither the Secured Party nor any of its officers, directors, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Grantors or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof (including the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral). The Secured Party shall be accountable only for amounts that it actually receives as a result of the exercise of such powers, and neither the Secured Party nor any of its officers, directors, employees or agents shall be responsible to the Grantors for any act or failure to act hereunder, except for their own gross negligence or willful misconduct.

                                   ARTICLE VI

                                    REMEDIES

     SECTION 6.1 Certain Remedies. If any Event of Default shall have occurred
                 ----------------
and be continuing, the Secured Party may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the U.C.C. (whether or not the U.C.C. applies to the affected Collateral) and also may exercise any and all rights and remedies of the Grantors in respect of the Collateral, including any and all rights of the Grantors to demand or otherwise require payment of any account under, or performance of any provision of any agreements constituting a portion of the Collateral.

     SECTION 6.2 Expenses. The Grantors, jointly and severally, agree to pay to
                 --------
the Secured Party upon demand the amount of any and all reasonable costs and expenses, including the reasonable fees and disbursements of its counsel and of any experts and agents, which the Secured Party may incur in connection with (a) the exercise or enforcement of any of the rights of the Secured Party or (b) the failure by the Grantors to perform or observe any of the provisions hereof.

                                   ARTICLE VII

                               GENERAL PROVISIONS

     SECTION 7.1 Amendments; etc. No amendment to or waiver of any provision of
                 ---------------
this Agreement nor consent to any departure by a Grantor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Secured Party, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

     SECTION 7.2 Notices. All communications provided for hereunder shall be in
                 -------
writing and shall be deemed to be given when delivered in person or by private courier with receipt, when telefaxed and received, and,

                  If to any Grantor:
                  Appleton Papers Inc.
                  825 E. Wisconsin Avenue
                  P.O. Box 359
                  Appleton, WI 54912-0359
                  Facsimile: (920) 740-6802

                  Attention: Paul Karch,
                  Vice President, Law and
                  Public Affairs and
                  General Counsel

                  with a copy to:

                  Godfrey & Kahn, S.C.
                  780 N. Water Street
                  Milwaukee, WI 53202
                  Facsimile: (414) 273-5198
                  Attention: Christopher B. Noyes

                  If to the Secured Party:

                  Arjo Wiggins Appleton plc
                  St. Clement House
                  Alencon Link
                  Basingstoke
                  Hampshire RG21
                  ENGLAND
                  Facsimile: 011-44-1256-796075
                  Attention: Company Secretary

                  and

                  AWA Group Services SAS
                  Washington Plaza
                  29 Rue de Berri
                  75408 Paris
                  Cedex 08
                  FRANCE
                  Facsimile: 011-33-1-5669-3963
                  Attention: Director of Legal Affairs

                  with a copy to:

                  McDermott, Will & Emery
                  50 Rockefeller Plaza
                  New York, NY 10020
                  Attention:  C. David Goldman
                  Facsimile No.:  212-547-5444

or to such other address as any such party shall designate by written notice to the other parties hereto.

     SECTION 7.3 Section Captions. Section captions used in this Agreement are
                 ----------------
for convenience of reference only, and shall not affect the construction of this Agreement.

     SECTION 7.4 Severability. Wherever possible each provision of this
                 ------------
Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

     SECTION 7.5 Execution in Counterparts. This Agreement may be executed by
                 -------------------------
the parties hereto in several counterparts, each of which shall be executed by the Grantors and the Secured Party and be deemed to be an original and all of which shall constitute together but one and the same agreement.

     SECTION 7.6 Successors and Assigns. This Agreement shall be binding upon
                 ----------------------
and shall inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, that no Grantor may assign or transfer its rights or obligations hereunder without the prior written consent of the Secured Party.

     SECTION 7.7 Governing Law, Entire Agreement, etc. THIS SECURITY AGREEMENT
                 ------------------------------------
SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK. THIS SECURITY AGREEMENT AND THE INDEMNITY AGREEMENT CONSTITUTE THE ENTIRE UNDERSTANDING AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDE ANY PRIOR AGREEMENTS, WRITTEN OR ORAL, WITH RESPECT THERETO.

     SECTION 7.8 Forum Selection and Consent to Jurisdiction. ANY LITIGATION
                 -------------------------------------------
BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS SECURITY AGREEMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE SECURED PARTIES OR THE GRANTORS MAY BE BROUGHT AND MAINTAINED IN THE FEDERAL AND STATE COURTS LOCATED IN THE STATE OF NEW YORK; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR
--------  -------
OTHER PROPERTY MAY BE BROUGHT, AT THE SECURED PARTY'S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. THE GRANTORS HEREBY EXPRESSLY AND IRREVOCABLY SUBMIT TO THE NON-EXCLUSIVE JURISDICTION OF SUCH COURTS FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE AND IRREVOCABLY AGREE TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH SUCH LITIGATION SUBJECT TO ANY RIGHTS OF APPEAL OF ANY JUDGMENT RENDERED BY THE HIGHEST COURT IN THE STATE OF NEW YORK OR THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, AS THE CASE MAY BE. THE GRANTORS FURTHER IRREVOCABLY CONSENT TO SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF DELAWARE. THE GRANTORS HEREBY EXPRESSLY AND IRREVOCABLY WAIVE, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH THEY MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT THE GRANTORS HAVE OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT,

ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, THE GRANTORS, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY IRREVOCABLY WAIVE SUCH IMMUNITY IN RESPECT OF THEIR OBLIGATIONS UNDER THIS SECURITY AGREEMENT.

     SECTION 7.9  Waiver of Jury Trial. THE SECURED PARTY AND THE GRANTORS
                  --------------------
HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS SECURITY AGREEMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF THE SECURED PARTY OR THE GRANTORS. THE GRANTORS ACKNOWLEDGE AND AGREE THAT THEY HAVE RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION (AND EACH OTHER PROVISION OF EACH OTHER DOCUMENT TO WHICH IT IS A PARTY) AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE GRANTORS ENTERING INTO THE DOCUMENTS.

     SECTION 7.10 Waiver of Certain Claims. TO THE EXTENT PERMITTED BY
                  ------------------------
APPLICABLE LAW, NO GRANTOR SHALL ASSERT, AND EACH GRANTOR HEREBY WAIVES, ANY CLAIM AGAINST THE SECURED PARTY OR ANY OF IT AFFILIATES ON ANY THEORY OF LIABILITY FOR SPECIAL, INDIRECT, CONSEQUENTIAL OR PUNITIVE DAMAGES (AS OPPOSED TO DIRECT TO ACTUAL DAMAGES) ARISING OUT OF, IN CONNECTION WITH, OR AS A RESULT OF, THIS AGREEMENT OR ANY INSTRUMENT CONTEMPLATED HEREBY.

                            [Signature Page Follows]

         IN WITNESS WHEREOF, the Grantors have caused this Security Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

                                 GRANTORS:

                                 APPLETON PAPERS INC.


                                 By: /s/ Paul J. Karch
                                 Name:  Paul J. Karch
                                 Title: Secretary

                                 PAPERWEIGHT DEVELOPMENT CORP.


                                 By: /s/ Doug Buth
                                 Name:  Douglas P. Buth
                                 Title: President & CEO

                                 NEW APPLETON LLC


                                 By: /s/ Doug Buth
                                 Name:  Douglas P. Buth

                                 Title: President of Paperweight Development
                                        Corp., Sole Member of New Appleton
                                        LLC

                                 SECURED PARTY:

                                 ARJO WIGGINS APPLETON p.l.c.


                                 By: /s/ Luca PaVeri-Fontana
                                 Name:  Luca PaVeri-Fontana
                                 Title: Director